UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 20, 2013

(Date of report; date of

earliest event reported)

Commission file number: 1-3754

ALLY FINANCIAL INC.

(Exact name of registrant as specified in its charter)

Delaware	38-0572512
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

200 Renaissance Center

P.O. Box 200 Detroit, Michigan

48265-2000

(Address of principal executive offices)

(Zip Code)

(866) 710-4623

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

We have previously disclosed that the Consumer Financial Protection Bureau (“CFPB”) has been investigating credit practices of certain participants in the automotive finance industry.  On December 19, 2013, Ally Financial Inc. and certain of its subsidiaries entered into consent orders with the U.S. Department of Justice and the CFPB related to these matters. We have issued a press release, which is attached hereto and incorporated by reference as Exhibit 99.1

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release issued December 20, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ally Financial Inc.
(Registrant)

Dated: December 20, 2013	/s/ David J. DeBrunner
David J. DeBrunner
Vice President, Chief Accounting Officer and
Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued December 20, 2013